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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 28, 2004

                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)

        Nevada                        000-29217                   95-4721385
   -----------------                  ---------                   ----------
    (State or other                  (Commission                 (IRS Employer
    jurisdiction of                  File Number)               Identification)
     incorporation)

3003 S. Valley View Blvd., Ste. 190 , Las Vegas, NV          89102
------------------------------------------                   -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (702) 809-0206

                                 Not Applicable
         (Former name or former address, if changed since last report.)

    =======================================================================



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Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events and Regulation FD Disclosure

Accesspoint Corporation announced today that it has settled in full with the Internal Revenue Service and that the IRS liens against the Company have been lifted. Additionally, the Company has also announced that the outstanding trust fund tax issue between the IRS and its subsidiary, Processing Source International, has also been settled.

Item 6.  Resignation of Directors

                  None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.

Item 8.  Changes In Fiscal Year

                  None.

Item 9.  Regulation FD Disclosures

                  See Items 1, 5 and 6, above.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 10, 2004                    Accesspoint Corporation
      -------------------

                                            By:

                                            S/s William R. Barber
                                            ---------------------
                                            William R. Barber
                                            President